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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 31, 2001 relating to the financial statements of ConnectInc.com, which appears in the Current Report on Form 8-K/A of Digital River, Inc. (No.000-24643).

PricewaterhouseCoopers LLP


San Jose, California
August 13, 2001